                                                                    Exhibit 99.1



                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                       OF CENTURY BUSINESS SERVICES, INC.


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 30, 2002 of Century Business Services, Inc. (the "Issuer").

I, Steven L. Gerard, the Chief Executive Officer of Issuer certify that to the best of my knowledge:

         (i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  November 14, 2002.

                                                  /s/ STEVEN L. GERARD
                                               -------------------------------
                                                      Steven L. Gerard, CEO



Subscribed and sworn to before me this 14th day of November, 2002.


      /s/ MICHAEL W. GLEESPEN
-------------------------------------
Name: Michael W. Gleespen
Title: Notary Public & Attorney-At-Law
Registered in Franklin County, Ohio
No Expiration Date